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                                 EXHIBIT 23(B)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated January 26, 1996, included in Fulton Financial Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our firm included in this Form S-8 Registration Statement.


Lancaster, PA                 /s/ ARTHUR ANDERSEN LLP



June 5, 1996